Exhibit 10.15A
ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, is entered into as of December 10, 2014 (this “Agreement”), by and among, Crescent Special Situations Fund (Investor Group), L.P., a Cayman Islands exempted limited partnership (“CSSF Investor Group”), Crescent Special Situations Fund (Legacy V), L.P., a Delaware limited partnership (“CSSF Legacy V” and, together with CSSF Investor Group, the “Assignees”), TCW Shared Opportunity Fund V, L.P., a Delaware limited partnership (the “Assignor”), and Banc of California, Inc. (f/k/a First Pactrust Bancorp, Inc.), a Maryland corporation (the “Company”). Each capitalized term used but not defined herein shall have the meaning ascribed to it in the Exchange Agreement (as defined below), except as otherwise provided herein.
WHEREAS, the Company and the Assignor are parties to that certain Common Stock Share Exchange Agreement, dated as of May 29, 2013 (the “Exchange Agreement”), pursuant to which the Assignor may from time to time exchange shares of the Company’s Class B Non-Voting Common Stock, par value $0.01 per share (“Non-Voting Common Stock”), for shares of the Company’s common stock, par value $0.01 per share;
WHEREAS, on December 10, 2014, the Assignor and the Assignees entered into a Contribution, Distribution and Sale Agreement (the “Contribution, Distribution and Sale Agreement”), pursuant to which the Assignor agreed, subject to the terms and conditions set forth therein, to transfer 418,609.50 shares of Non-Voting Common Stock and a warrant with respect to 192,257 shares of Non-Voting Common Stock to CSSF Investor Group and 103,954.2 shares of Non-Voting Common Stock and a warrant with respect to 47,743 shares of Non-Voting Common Stock to CSSF Legacy V (collectively, the “Transferred Equity”); and
WHEREAS, as permitted by Section 6.5 of the Exchange Agreement, (i) the Assignor desires to assign to each Assignee, and each Assignee desires to accept and assume from the Assignor (the “Assignment”), all of the Assignor’s rights and obligations under the Exchange Agreement with respect to the Assignees’ respective shares of the Transferred Equity, and (ii) the Company hereby consents to the Assignment.
NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged:
1.    Assignment and Assumption. In accordance with Section 6.5 of the Exchange Agreement, the Assignor hereby assigns to each Assignee, and each Assignee hereby accepts and assumes in respect of its respective share of the Transferred Equity, all of the rights and obligations of the Assignor under the Exchange Agreement. The Assignees hereby agree to be bound by, and to comply with, the provisions of the Exchange Agreement with all attendant rights, duties and obligations in the same manner as if Assignees were original signatories thereto.

2.    Consent to Assignment. Based on the representations and warranties of the Assignor and each of the Assignees made herein, the Company hereby acknowledges and agrees that all the requirements and conditions to assign the Assignor’s rights and obligations under the Exchange Agreement have been satisfied or are otherwise waived, and the Company, based on the representations and warranties of the Assignor and each of the Assignees made herein, hereby consents to the Assignment as contemplated hereunder.
3.    Representations and Warranties.
a.    The Assignor represents to each Assignee and the Company that it has the right and power to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by and on behalf of the Assignor.
b.    Each Assignee represents to the Assignor and the Company that it has the right and power to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by and on behalf of such Assignee.
c.    The Assignees and the Assignor each represent to the Company that the Assignees and the Assignor are affiliated entities under common control.
d.    The Assignees and the Assignor each represent to the Company that all requirements and conditions to assign the Assignor’s rights and obligations under the Exchange Agreement have been satisfied or are otherwise waived.
4.    No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no provision of this Agreement shall inure to the benefit of any other person or entity. No assignment of this Agreement or any of the rights or obligations hereunder may be made by any Assignee without the prior written consent of the Company.
5.    Further Assurances. The Assignees agree that, upon the request of the Company or Assignor, the Assignees shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Company or the Assignor may request from time to time for the purpose of giving effect to the foregoing.
6.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles.
7.    Counterparts. This Agreement may be executed by facsimile or email signatures in .pdf format and in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment and
Assumption Agreement as of the date first written above.

ASSIGNOR:

TCW SHARED OPPORTUNITY FUND V, L.P.
By: Crescent Capital Group LP, its sub-adviser

By:
Name: Jason Breaux
Title: Managing Director

By:
Name: George Hawley
Title: General Counsel

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT – ASSIGNOR]

ASSIGNEES:

CRESCENT SPECIAL SITUATIONS FUND
(INVESTOR GROUP), L.P.
By: Crescent Special Situations LP, its general
partner
By: Crescent Special Situations Ltd., its general
partner

By:
Name: Mark Attanasio
Title: Director

By:
Name: Jason Breaux
Title: Director

CRESCENT SPECIAL SITUATIONS FUND
(LEGACY V), L.P.
By: Crescent Special Situations LP, its general
partner
By: Crescent Special Situations Ltd., its general
partner

By:
Name: Mark Attanasio
Title: Director

By:
Name: Jason Breaux
Title: Director

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT – ASSIGNEES]

Acknowledged and Agreed:

BANC OF CALIFORNIA, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT –BANC OF CALIFORNIA, INC.]

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